Exhibit 99.3

Southern Felt Company, Inc., Andrew Webron Limited, Andrew Webron Filtration Limited, Andrew Industries Textile Manufacturing Company (Shanghai) Limited, Andrew Industries Textile Manufacturing Company (Wuxi) Limited, Andrew Industries Textile Trading Company (Shanghai) Limited and Andrew Industries (Hong Kong) Limited (collectively, the Filtration Division of Andrew Industries Limited)
UNAUDITED CONDENSED CARVE OUT COMBINED FINANCIAL STATEMENTS

As of September 30, 2013 and March 31, 2013 and For the Six Months Ended September 30, 2013 and 2012

Filtration Division of Andrew Industries Limited
UNAUDITED CONDENSED CARVE OUT COMBINED BALANCE SHEETS
As of September 30, 2013 and March 31, 2013 (Amounts in Thousands of U.S. Dollars)

	Note	September 30, 2013	March 31, 2013

Assets
Current assets
Cash		$3,209	$2,713
Accounts receivable-trade, net of allowance for doubtful accounts of $625 and $547, respectively		27,062	24,964
Accounts receivable - related parties		3,092	2,171
Accounts receivable - other		1,975	1,680
Inventory, net	3	23,712	21,491
Prepaid expenses and other assets		898	1,589
Note receivable – related parties		3,623	3,623
Deferred tax asset		377	594
Total current assets		$63,948	$58,825

Non-current assets
Property, plant and equipment, net		28,823	30,131
Property, plant and equipment under capital leases, net		2,430	2,346
Goodwill		687	642
Other assets		32	32
Total assets		$95,920	$91,976

Liabilities and parent equity
Current liabilities
Lines of credit	4	3,177	3,519
Current portion of capital lease obligations		375	348
Current portion of long - term debt - related parties	5	14,684	12,248
Current portion of long - term debt	6	2,215	2,254
Accounts payable - trade		11,958	11,773
Accounts payable - other		1,479	1,329
Accounts payable - related parties		335	232
Accrued expenses and other current liabilities		2,391	2,350
Accrued expenses – related parties		2,110	1,899
Deferred revenue		1,908	1,916
Total current liabilities		$40,632	$37,868

Long term liabilities
Long term portion of capital lease obligations		1,392	1,487
Long term debt – related parties	5	650	1,911
Long term debt	6	1,689	2,806
Deferred income taxes		2,262	2,262
Long term accounts payable – other		484	592
Total liabilities		$47,109	$46,926

Commitments and contingencies	7

Parent Equity
Net Parent Investment		45,486	42,638
Accumulated other comprehensive income		3,325	2,412
Total parent equity		$48,811	$45,050

Total liabilities and parent equity		$95,920	$91,976

The accompanying notes are an integral part of these unaudited condensed carve out combined financial statements.

Filtration Division of Andrew Industries Limited
UNAUDITED CONDENSED CARVE OUT COMBINED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
For the six months ended September 30, 2013 and 2012 (Amounts in Thousands)

	2013	2012

Net sales	$65,256	$62,238
Cost of sales	54,824	53,908
Gross profit	10,432	8,330

General and administrative expenses	3,129	3,048
Selling expenses	2,813	2,327
Operating income	4,490	2,955

Interest income – other	(3)	(2)
Interest income – related party	(44)	(45)
Interest expense – other	117	116
Interest expense – related parties	212	209
Loss on foreign exchange transactions	7	48
Total other expense	289	326

Income before income taxes	4,201	2,629

Income tax expense	1,370	977

Net income	2,831	1,652

Other comprehensive income, net of tax:

Foreign currency translation	912	(221)

Comprehensive income	$3,743	$1,431

The accompanying notes are an integral part of these unaudited condensed carve out combined financial statements.

Filtration Division of Andrew Industries Limited
UNAUDITED CONDENSED CARVE OUT COMBINED STATEMENTS OF CASH FLOWS
For the six months ended September 30, 2013 and 2012 (Amounts in Thousands of U.S. Dollars)

	2013	2012

Cash Flows from Operating Activities:
Net income	$2,831	$1,652

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	2,240	2,194
Deferred income taxes	228	(40)
Other	(42)	(5)

(Increase)/decrease in assets:
(Increase)/decrease in accounts receivable - trade	(1,531)	324
(Increase)/decrease in accounts receivable – related parties	(876)	351
(Increase) in accounts receivable – other	(248)	(548)
(Increase)/decrease in inventory	(1,714)	191
Decrease in prepaid expenses and other assets	708	119

Increase/(decrease) in liabilities:
(Decrease) in accounts payable – trade	(144)	(1,721)
Increase in accounts payable – other	78	52
Increase in accounts payable – related parties	102	3
(Decrease)/increase in accrued expenses and other current liabilities	(36)	484
Increase in accrued expenses – related party	174	176
(Decrease) in deferred revenue	(18)	(392)
Net cash provided by operating activities	1,752	2,840

Cash Flows from Investing Activities:
Payments for property, plant and equipment	(562)	(2,694)
Proceeds from sale of property, plant and equipment	30	33
Net cash used in investing activities	(532)	(2,661)

Cash Flows from Financing Activities:
Dividends paid to parent	-	(1,000)
Proceeds from parent investment	-	237
Net borrowings on lines of credit	(477)	3,093
Repayment of debt	(1,634)	(1,323)
Proceeds from issuance of debt	1,283	-
Net cash provided by (used in) financing activities	(828)	1,007

Effect of exchange rate changes on cash	104	(6)

Net increase in cash	496	1,180

Cash at beginning of period	2,713	1,248
Cash at end of period	$3,209	$2,428
Supplemental cash flow information:
Cash paid for interest	$139	$130
Cash paid for taxes	16	816

Supplemental noncash investing and financing activities:	-	$1,525
Payment of debt through parent contribution

The accompanying notes are an integral part of these unaudited condensed carve out combined financial statements.

Filtration Division of Andrew Industries Limited
NOTES TO THE UNAUDITED CONDENSED CARVE OUT COMBINED FINANCIAL STATEMENTS
As of September 30, 2013 and March 31, 2013 and for the six months ended September 30, 2013 and 2012 (Amounts in Thousands of U.S. Dollars)

NOTE 1 – BASIS OF PRESENTATION

The accompanying unaudited condensed carve out combined financial statements include the accounts of Southern Felt Company, Inc., Andrew Webron Limited, Andrew Webron Filtration Limited, Andrew Industries Textile Manufacturing Company (Shanghai) Limited, Andrew Industries Textile Manufacturing Company (Wuxi) Limited, Andrew Industries Textile Trading Company (Shanghai) Limited and Andrew Industries (Hong Kong) Limited (collectively, the Filtration Division of Andrew Industries Limited (“Parent Company” or “Parent”)) and have been derived from the historical accounting records of the Parent Company.

The combined financial statements reflect the carve-out financial position and the related results of operations, cash flows and the Parent’s net investment in a manner consistent with Parent Company management of the Filtration Division and as though the Filtration Division had been a stand-alone company for the period presented. The unaudited condensed carve out combined financial statement have been prepared in accordance with Securities and Exchange Commission (“SEC”) Regulation S-X, Article 3, General Instructions to Financial Statements and SEC Staff Accounting Bulletin Topic 1-B, Allocations of Expenses and Related Disclosure in Financial Statements of Subsidiaries, Divisions or Lesser Business Components of Another Entity.

In the opinion of management, the accompanying unaudited condensed carve out combined balance sheets and related unaudited condensed carve out combined statements of income and other comprehensive income, and unaudited condensed carve out combined statement of cash flows include all adjustments, consisting only of normal recurring items, necessary for their fair presentation in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Interim results are not necessarily indicative of results for a full year. Certain notes and other information have been omitted from the interim financial statements presented. The unaudited condensed combined financial statements should be read in conjunction with the audited carve out combined financial statements of the Filtration Division of Andrew Industries Limited as of March 31, 2013 and for the year then ended.

General and administrative expenses for the six month ended September 30, 2013, includes $676 of net insurance proceeds received by Southern Felt Company, Inc. in full settlement of a claim as result of a fire in a piece of equipment in its manufacturing plant in North Augusta, South Carolina.

CORPORATE ALLOCATIONS AND PARENT EQUITY

The unaudited condensed carve out combined financial statements include expense allocations for certain functions provided by the Parent Company, including but not limited to, sales and marketing, technical support, human resources, treasury and accounting, global purchasing and legal.

The direct costs of each Parent Company employee for the periods presented year were allocated to the Filtration Division by relating them to the percentage of estimated time spent in support of the Filtration Division. These costs included salaries, benefits, travel expenses and other operating costs.

For the six months ended September 30, 2013 and 2012, the Filtration Division was allocated costs totaling $971 and $1,019 respectively incurred by the Parent Company, which are included in the general and administrative expenses in the accompanying unaudited condensed carve out combined statements of income and comprehensive income.

The expense allocations have been determined on a basis that both the Filtration Division and the Parent Company consider to be a reasonable reflection of the utilization of services provided or the benefit received. However, the unaudited condensed carve out combined financial statements included herein may not necessarily represent what the Filtration Division’s financial position, results of operations and cash flows would have been had it been a stand-alone entity for the periods presented, or what the Filtration Division’s financial position, results of operations, and cash flows may be in the future.

Filtration Division of Andrew Industries Limited
NOTES TO THE UNAUDITED CONDENSED CARVE OUT COMBINED FINANCIAL STATEMENTS
As of September 30, 2013 and March 31, 2013 and for the six months ended September 30, 2013 and 2012 (Amounts in Thousands of U.S. Dollars)

The amounts of common stock and retained earnings of each entity included in these combined financial statements have been reflected as Net Parent Investment in the accompanying unaudited condensed carve out combined balance sheets.

CARVE OUT ENTITIES

The principal activities of the Filtration Division are the manufacture and sale of industrial felt textile products for the pollution control, filtration, laundry and automotive industries. The country of incorporation and the ownership structure of each subsidiary are listed below:

	Country of incorporation	Percentage ownership
Andrew Webron Limited	England	100% owned by Parent Company
Andrew Webron Filtration Limited	England	100% owned by Parent Company
Southern Felt Company Inc.	USA	100% owned by Parent Company
Andrew Industries (Hong Kong) Limited	Hong Kong	100% owned by Parent Company
Andrew Industrial Textile Manufacturing Company (Shanghai) Limited	China	100% owned by Andrew Industries (Hong Kong) Limited
Andrew Industries Textile Manufacturing Company (Wuxi) Limited	China	100% owned by Andrew Industries (Hong Kong) Limited
Andrew Industries Textile Trading Company (Shanghai) Limited	China	100% owned by Parent Company

NATURE OF OPERATIONS

Net sales for each subsidiary of the Filtration Division consist of the following for the six months periods ended September 30, 2013 and 2012, respectively:

	Principal Market	2013	2012
Andrew Webron Limited	England	$9,786	$9,780
Andrew Webron Filtration Limited	England	5,065	1,805
Southern Felt Company Inc.	USA	32,545	36,798
Andrew Industrial Textile Manufacturing Company (Shanghai) Limited	China	15,509	11,283
Andrew Industries Textile Manufacturing Company (Wuxi) Limited	China	2,278	2,489
Andrew Industries Textile Trading Company (Shanghai) Limited	China	73	83
		$65,256	$62,238

Andrew Industries (Hong Kong) Limited is a holding company and, as a result, did not generate any net revenues for the six month periods ended September 30, 2013 and 2012.

Filtration Division of Andrew Industries Limited
NOTES TO THE UNAUDITED CONDENSED CARVE OUT COMBINED FINANCIAL STATEMENTS
As of September 30, 2013 and March 31, 2013 and for the six months ended September 30, 2013 and 2012 (Amounts in Thousands of U.S. Dollars)

NOTE 1 – BASIS OF PRESENTATION (CONTINUED)

Total assets for each subsidiary of the Filtration Division consist of the following as of September 30, 2013 and March 31, 2013:

	September 30, 2013	March 31, 2013
Andrew Webron Limited	$17,946	$15,182
Andrew Webron Filtration Limited	5,945	5,040
Southern Felt Company Inc.	44,422	45,108
Andrew Industrial Textile Manufacturing Company (Shanghai) Limited	22,952	22,123
Andrew Industries Textile Manufacturing Company (Wuxi) Limited	4,170	4,117
Andrew Industries Textile Trading Company (Shanghai) Limited	404	352
Andrew Industries (Hong Kong) Limited	81	54
	$95,920	$91,976

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of combination

The accompanying unaudited condensed carve out combined financial statements have been prepared in U.S. GAAP and include the accounts of the Filtration Division. All intra-divisional transactions and balances have been eliminated.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the periods presented. The most significant estimates and assumptions included in these financial statements are the valuation of inventory and the recoverability of accounts receivable. Actual results could differ from these estimates and assumptions.

Subsequent events

Management has evaluated subsequent events for potential disclosure in or adjustment to the combined financial statements through May 2, 2014, the date that the accompanying unaudited condensed carve out combined financial statements were available to be issued. Based on such evaluation, other than as disclosed in Note 8, no events have occurred that in the opinion of management warrant disclosure in or adjustment to the unaudited condensed carve out combined financial statements.

Filtration Division of Andrew Industries Limited
NOTES TO THE UNAUDITED CONDENSED CARVE OUT COMBINED FINANCIAL STATEMENTS
As of September 30, 2013 and March 31, 2013 and for the six months ended September 30, 2013 and 2012 (Amounts in Thousands of U.S. Dollars)

NOTE 3 – INVENTORY

Inventory consists of the following as of September 30, 2013 and March 31, 2013:

	September 30, 2013	March 31, 2013
Raw Materials	$11,357	$10,238
Work in Process	2,166	2,025
Finished Goods	12,189	10,677
	25,712	22,940
Less inventory reserve	(2,000)	(1,449)
	$23,712	$21,491

NOTE 4 – LINES OF CREDIT

Lines of credit consist of the following as of September 30, 2013 and March 31, 2013:

	September 30, 2013	March 31, 2013
Line of credit – UK	$2,398	$1,888
Line of credit – U.S.	779	1,631
	$3,177	$3,519

Andrew Webron Limited and Andrew Webron Filtration Limited are both part of the same credit facility, which provides the Parent Company and its UK subsidiaries with an operating line of credit. This facility is arranged by the Parent Company and total borrowings on this facility as of September 30, 2013 were $10,167. The line of credit bears interest at UK base rate (0.5% at September 30, 2013) plus 1.9%, is due upon demand and matures in April 2015.

Andrew Webron Limited's and Andrew Webron Filtration Limited's outstanding balance on the line of credit was $1,480 and $918, respectively, as of September 30, 2013 and $1,466 and $422, respectively, as of March 31, 2013. Both lines of credit are secured by an interest in their respective land and buildings. In addition Andrew Webron Filtration Limited's line of credit is also secured by an interest in all of its other assets.

These lines of credit are guaranteed by the Parent Company and its UK subsidiaries. See Note 7 for additional information. The UK lines of credit were repaid in February 2014.

Southern Felt Company has a $5,000 line of credit with a bank, which is due upon demand and matures on November 10, 2014. Borrowings under the line bear interest at the variable one month LIBOR rate (0.18% at September 30, 2013) plus 2.35%. The availability under this line of credit is based on eligible receivables and eligible inventory, as defined in the line of credit agreement. Maximum borrowing capacity under this line credit as of September 30, 2013 was $4,141 and as of March 31, 2013 was $3,766. The outstanding balance on this line of credit as of September 30, 2013 was $779 and as of March 31, 2013 was $1,631.

The line of credit is secured by inventory and guaranteed by the Parent Company and Southern Felt Company’s subsidiary. The Southern Felt Company line of credit was repaid in February 2014.

Filtration Division of Andrew Industries Limited
NOTES TO THE UNAUDITED CONDENSED CARVE OUT COMBINED FINANCIAL STATEMENTS
As of September 30, 2013 and March 31, 2013 and for the six months ended September 30, 2013 and 2012 (Amounts in Thousands of U.S. Dollars)

NOTE 5 – LONG TERM DEBT - RELATED PARTIES

Long term debt - related parties consists of the following as of September 30, 2013 and March 31, 2013:

	September 30, 2013	March 31, 2013

Andrew Industries (Hong Kong) Limited has a demand loan payable to Andrew Industries Limited U.K., unsecured, interest accruing at UK base rate (0.50% at September 30, 2013) plus 1.9%. The loan does not have a set repayment schedule. This note was repaid in February 2014.	$8,656	$8,637

Andrew Industries Textile Manufacturing Company (Wuxi) Limited has a loan payable to BMP Asia Industries (Shenzhen) Company Limited which is unsecured and bears interest at a fixed rate of 3.05%. The loan matured on August 8, 2013 and was renewed with a new maturity date of September 26, 2015.	650	637

Andrew Industries Textile Manufacturing Company (Wuxi) Limited has a loan payable to BMP Asia Industries (Shanghai) Company Limited which is unsecured and bears interest at a fixed rate of 3.05%. The loan matured on April 10, 2013 and was renewed with a new maturity date of April 30, 2014.	650	637

Andrew Industrial Textile Manufacturing Company (Shanghai) Limited has a loan payable to BMP Asia Industries (Shenzhen) Company Limited which is unsecured and bears interest at a fixed rate of 3.05%. The loan matured on June 23, 2013 and was renewed with a new maturity date of June 24, 2014. This loan was repaid in April 2014.	650	637

Andrew Industrial Textile Manufacturing Company (Shanghai) Limited has loans payable to the Parent Company, unsecured, interest accruing at LIBOR on the date of draw down plus 1.5%. As of September 30, 2013, the interest rates on outstanding loans ranged from 1.79% to 6.89%. The loan is due upon demand.	2,290	2,275

Andrew Webron Limited has a demand loan payable to the Parent Company, unsecured, interest accruing at UK base rates (0.50% at September 30, 2013) plus 1.9%. The loan does not have a set repayment schedule. This note was repaid in February 2014.	2,024	946

Andrew Webron Limited has a demand loan payable to Andrew Textile Industries Limited, unsecured, non-interest bearing. The loan does not have a set repayment schedule. This note was repaid in February 2014.	414	390

	15,334	14,159
Less current portion of long term debt – related parties	(14,684)	(12,248)
	$650	$1,911

As of September 30, 2013 and March 31, 2013, accrued interest due to related parties on the above borrowings totaled $2,110 and $1,899 respectively.

Filtration Division of Andrew Industries Limited
NOTES TO THE UNAUDITED CONDENSED CARVE OUT COMBINED FINANCIAL STATEMENTS
As of September 30, 2013 and March 31, 2013 and for the six months ended September 30, 2013 and 2012 (Amounts in Thousands of U.S. Dollars)

NOTE 6 – LONG TERM DEBT

Long term debt consists of the following as of September 30, 2013 and March 31, 2013:

	September 30, 2013	March 31, 2013

Southern Felt Company has a note payable to a bank, secured by all of Southern Felt Company’s assets, interest accruing at the one month LIBOR rate (0.18% at September 30, 2013) plus 1.7%, monthly principal payments ranging from approximately $48 to $66, plus accrued interest, through January 2014. The note was repaid in January 2014.	$824	$1,243

Southern Felt Company has a note payable to a bank, secured by equipment, interest accruing at the one month LIBOR rate (0.18% at September 30, 2013) plus 1.7% monthly principal payments ranging from approximately $9 to $11, plus accrued interest, through October 2015. This note was repaid in February 2014.	242	315

Southern Felt Company has a mortgage note payable to a bank, secured by buildings, interest accruing at the one month LIBOR rate (0.18% at September 30, 2013), plus 1.7%, monthly principal payments ranging from approximately $15 to $21, plus accrued interest, through July 2016. This note was repaid in February 2014.	557	667

Southern Felt Company has a mortgage note payable to a bank, secured by buildings, interest accruing at the one month LIBOR rate (0.18% at September 30, 2013) plus 1.7%, monthly principal payments ranging from approximately $6 to $10, plus accrued interest, through October 2017. This note was repaid in February 2014.	448	502

Southern Felt Company has a note payable to a bank, secured by equipment, interest accruing at the one month LIBOR rate (0.18% at September 30, 2013) plus 2.5%, monthly principal payments of approximately $83 plus accrued interest, through July 2015. This note was repaid in February 2014.	1,833	2,333
	3,904	5,060
Less current portion of long term debt	(2,215)	(2,254)
	$1,689	$2,806

The long term debt for Southern Felt Company, Inc. is payable to the same bank and is subject to a number of financial covenants, including (i) a tangible net worth of at least $24,000 (ii) debt to tangible net worth of no more than 1.75 to 1 (iii) cash flow coverage ratio of at least 1.3 to 1 (iv) funded debt to EBITDA ratio of no more than 2.75 to 1. Southern Felt Company was in compliance with all financial covenants as of September 30, 2013 and March 31, 2013.

NOTE 7 – CONTINGENCIES

There is an unlimited cross guarantee between Andrew Webron Limited and the Parent Company and its UK subsidiaries (including Andrew Webron Filtration Limited), in respect of bank borrowing of $22,512 as of September 30, 2013.

Filtration Division of Andrew Industries Limited
NOTES TO THE UNAUDITED CONDENSED CARVE OUT COMBINED FINANCIAL STATEMENTS
As of September 30, 2013 and March 31, 2013 and for the six months ended September 30, 2013 and 2012 (Amounts in Thousands of U.S. Dollars)

There is an unlimited cross guarantee between Andrew Webron Filtration Limited and the Parent Company and its UK subsidiaries (including Andrew Webron Limited), in respect of bank borrowing of $21,983 as of September 30, 2013.

The Filtration Division is subject to certain legal matters arising in the normal course of business, the outcome of which cannot be predicted. In the opinion of management, none of these matters will have a material impact on the financial condition, results of operations of cash flows of the Filtration Division.

NOTE 8 – SUBSEQUENT EVENTS

On February 20, 2014, the Parent Company sold the Filtration Division to Lydall, Inc. for approximately $86.7 million.

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